UNCONDITIONAL CONTINUING GUARANTY OF PAYMENT

BY: JUBILANT PHARMA PTE. LIMITED

BORROWER:

JUBILANT PHARMACEUTICALS INC.

TO:	STATE BANK OF INDIA
NEW YORK BRANCH
460 Park Avenue
New York, New York 10022

The following terms have the following meanings unless otherwise specified:
1.	“Lender” means State Bank of India, New York Branch, 460 Park Avenue, New York, N.Y. 10022, U.S.A.;
2.	“Borrower” means Jubilant Pharmaceuticals Inc., 207 Kiley Drive, Salisbury, Maryland.
3.	“Collateral” means all property that secures the payment of the Obligations, and any proceeds thereof;
4.	“Credit Agreement” means that certain Credit Agreement dated the date hereof between Borrower, Lender and Bank of Baroda
5.	“Guarantor” means the undersigned;
6.	“Guaranty” means this agreement;
7.	“Liabilities” means the undertakings of the Guarantor to Lender, as specified in this Guaranty
8.
“Obligations” means any and all indebtedness, obligations, and liabilities of the Borrower to Lender arising under the Credit Agreement, and all claims of Lender against the Borrower now existing or hereafter arising, direct or indirect (including participation or any interest of Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refunding, replacements, and modifications of any of the foregoing;

9.	“Security” means any property that secures payment of the Liabilities and all proceeds thereof.

FOR THE PURPOSE OF INDUCING STATE BANK OF INDIA, NEW YORK BRANCH to grant credit facilities, lend money, advance credit, etc. to the benefit of the Borrower named above, the undersigned, unconditionally guaranties the prompt, complete, and full payment to Lender when due and payable (whether at the stated maturity or by required prepayment, acceleration, or otherwise) of all indebtedness and liabilities of any kind (including without limitation principal, interest and any attorneys’ fees and any and all costs of collection) for which Borrower is now or may hereafter become liable to Lender in any manner, either primarily or secondarily, absolutely or contingently, directly or indirectly, and whether incurred directly with Lender or acquired by Lender by assignment or otherwise and however evidenced, and any and all renewals or extensions of or substitutes for any of the foregoing indebtedness or liabilities or any part thereof, notwithstanding the fact that from time to time there may be no indebtedness outstanding. Should Borrower, for any reason, fail to pay any such indebtedness or liability when due, Guarantor promises to pay the same upon demand to Lender at its listed address, or any other address that Lender shall hereafter designate in writing.

This is an unconditional, continuing guaranty, remaining in effect until all the obligations of Guarantor to Lender under this Guaranty is fully satisfied.

The obligations of the Guarantor under this Agreement, and those of any other Guarantor or Guarantors who may have guaranteed or who hereafter guaranty any indebtedness of Borrower are, and will be, joint and several, and Lender may release or settle with any one or more of the Guarantors at any time without affecting the continuing liability of the remaining Guarantor or Guarantors.

The liability of the Guarantor under this Agreement shall be direct, absolute, continuing and unconditional irrespective of any lack of validity, regularity, or enforceability of the Borrower’s Obligations or any note, instrument, or agreement evidencing the same or relating thereto, or any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Borrower. The Liabilities of the Guarantor under this Agreement shall not be conditional or contingent upon the pursuit by Lender of whatever remedies it may have against the Borrower or its successors or assigns or the Security of the liens it may possess, including other guaranties.

The renewals, extensions and substitutions of and for indebtedness and liabilities of Borrower guaranteed hereunder may be made by Lender upon terms and conditions and with such modifications and changes as Lender may see fit and made at any time and from time to time without further notice to or consent from Guarantor.

Guarantor waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension, or accrual of any of the Borrower’s Obligations guaranteed hereby; (b) presentment, demand for payment, protest, notice of protest and notice of dishonor of any note or other obligation guaranteed hereby; (c) notice of any other nature whatsoever; (d) any requirement that Bank take any action whatsoever against the Borrower or any other party or file any claim in the event of bankruptcy of the Borrower; or (e) failure to protect, preserve, or resort to any Collateral held by Lender as Security for the Borrower’s Obligations.

No extensions of time or other indulgence granted by Lender to Borrower or Guarantor, or any of them, will release or affect the obligations of Guarantor and no omission or delay on Lender’s part in exercising any right hereunder or in taking any action to collect or enforce payment of any obligation guaranteed hereby will be a waiver of any such right or release or affect the Guarantor’s obligations hereunder.

No dissolution, bankruptcy, assignment for the benefit of creditors, or any other discharge of the Borrower’s debt, in whole or in part, shall discharge the Guarantor of any and all obligations herein. If any amount received by Lender from the Borrower in respect of its Obligations is subsequently recovered from or repaid by Lender as the result of any bankruptcy, dissolution, reorganization, arrangement, or liquidation proceedings (or proceedings similar thereto), this Guaranty shall continue to be effective as though such payment had not been made. The provisions of this paragraph shall survive termination of this Guaranty.

Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by any Guarantor hereunder, including without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of Lender against the Borrower or any Security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor hereby consents that from time to time, and without further notice to or consent of the Guarantor, Lender may take any or all of the following actions without affecting the liability of the Guarantor: (a) extend, renew, modify, compromise, settle, or release the Obligations of the Borrower (including any increase or decrease in the interest rate); (b) release or compromise any liability of any party or parties with respect to the customer’s Obligations; (c) release its Security interest in any Collateral held by Lender as Security for the Borrower’s Obligations or exchange, surrender, or otherwise deal with the Collateral as the Lender may determine; or (d) exercise or refrain from exercising any right or remedy of Lender.

Lender will have no duty to sue or otherwise attempt collection from Borrower or any other party, or to take any action of any sort prior to demanding and enforcing payment by Guarantor. Guarantor waives any right to have Borrower joined in a suit brought against Guarantor on this guaranty and also any right to require Lender to sue Borrower forthwith on any obligation guaranteed hereby as a prerequisite to any action by Lender against the Guarantor. Lender, at its option and without notice, may apply to payment of the Obligations guaranteed hereby the balances in any deposit, checking or savings account maintained with Lender by the Guarantor or any deposit evidenced by a certificate of deposit (whether or not matured) issued by Lender and held by the Guarantor. Any payment received by Lender from Borrower, from the Guarantor, or from any other source may be applied to the Obligations of Borrower to Lender in whatever order Lender elects.

Lender may, without notice, assign the Obligations of the Borrower, in whole or in part. If any debt, obligation or liability of Borrower should be assigned by Lender, this Guaranty will inure to the benefit of Lender’s assignee to the extent of such assignment, provided that such assignment will not operate to relieve the Guarantor from any obligation to Lender hereunder with respect to any unassigned debt, obligation or liability and further that the rights of any assignee will be subordinate to the rights of Lender under this guarantee as to any unassigned debt, obligation or liability.

Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of the Security by Lender, the Guarantor will not exercise any rights of Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor, until all of the Obligations of the Borrower shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all Obligations will not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Obligations, whether matured or unmatured. If (i) the Guarantor shall make payment to Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

Guarantor agrees that any and all of Guarantor’s rights and claims against Borrower or any of its property or revenues, however arising, shall be subordinate and subject in right of payment to the prior payment and satisfaction in full of all of the Borrower’s Obligations to Lender.

The Guarantor agrees that in the event that any of the Obligations, debts and/or liabilities hereby guaranteed are paid by the Borrower, the liability of the undersigned as Guarantor shall continue and remain in full force and effect in the event that all or any part of any such payments is recovered from Lender as a preference. The undersigned agrees that if Lender gives to the Guarantor, written notification of the institution of any action or proceeding, legal or otherwise, between Lender and the Borrower, the Guarantor shall be conclusively bound by the adjudication thereof.

It is in the best interest of the Guarantor to execute and deliver this written Guaranty of Payment, as said Guarantor shall realize a direct benefit from credit facilities granted to the Borrower, as, among other reason, Guarantor owns stock in Trigen Laboratories Inc., a holding company which owns all of Borrower’s shares of stock Sufficient and valid consideration, in exchange for the said Guaranty is expressly and specifically acknowledged, represented, and warranted herein by Guarantor, and Lender has a right to, and is, reasonably relying thereon.

No agreement exists between Guarantor and Lender that the obligations of Guarantor under this guaranty are or will be other than as set forth herein. The rights and remedies of Lender under the guaranty, and any others otherwise created, are cumulative and may be exercised singly or concurrently, and the exercise of any one or more them will not be a waiver of any other. No act, delay, omission or course of dealings between Lender and Borrower or Guarantor, or any of them, will be a waiver of any of Lender’s rights or remedies under this guaranty, and no waiver, change, modification or discharge of this agreement or any obligation created hereby will be effective unless in writing signed by Lender.

Guarantor hereby agrees to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise Lender of its rights, Lender shall be entitled to recover attorneys’ fees, all Court costs, and expenses attributable thereto.

Only payment in full of the Obligations of the Customer under the loan(s) and the Agreement(s) executed by it shall extinguish this guaranty.

BEING FULLY AWARE OF THE CONSEQUENCES, GUARANTOR SPECIFICALLY AND IRREVOCABLY WAIVES TRIAL BY JURY, TO THE FULLEST EXTENT OF THE LAW, OF ANY ISSUE THAT MAY ARISE IN ANY LITIGATION BETWEEN GUARANTOR AND LENDER WITH RESPECT TO THIS GUARANTY.

Guarantor also waives the right to assert in any action or proceedings upon this guaranty, any defenses, offsets or counterclaims which the undersigned may have with respect thereto, to the fullest extent of the law.

This guaranty shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without reference to any conflicts of law provisions.

Guarantor agrees to the personal jurisdiction of the Courts of the State of New York and the United States District Court for the Southern District of New York, and legal process may be served upon or delivered to the undersigned by registered mail addressed to the undersigned at the address appearing below. Guarantor waives any defenses based on lack of personal jurisdiction, improper venue, or inconvenient forum.

Guarantor further agrees and consents that any judgment obtained by Lender against it in the Courts of the State of New York and/or the United States District Court for the Southern District of New York, may be registered in any Court of competent jurisdiction.

This guaranty cannot be altered or discharged orally. It constitutes the full and final understanding and agreement of the parties hereto. It can only be modified or amended in any way by a writing signed by the parties hereto. There are absolutely no oral promises, oral representations, course of conduct, custom, etc. that are effective. Notice of acceptance of this guaranty is hereby waived.

Where the Borrower purports to act on behalf of another person or Corporation or Company, Lender shall not be bound to inquire into the powers of such Principal and all moneys borrowed by it will be covered by this Guaranty notwithstanding any absence or insufficiency of or irregularity in the exercise of the powers.

If an amount is specified below, such amount will, nevertheless, be in addition to all liabilities otherwise incurred by Guarantor, or any of them by indorsement of or in any other manner.

Guarantor agrees that, In the event of default hereunder, Lender shall have the right to hold any funds of Guarantor up to the total amount of indebtedness, that may be in its possession, custody or control in any of Lender’s Branches, and set off such funds against Guarantor’s indebtedness herein.

LIABILITY UNDER THIS GUARANTY SHALL NOT EXCEED THE PRINCIPAL SUM OF UP TO AND INCLUDING U.S. DOLLARS 8,000,000.00, PLUS INTEREST AT THE RATE SET FORTH IN THE CREDIT AGREEMENT WITH BORROWER, FEES (INCLUDING REASONABLE ATTORNEYS’ FEES), COSTS, AND EXPENSES OF COLLECTION AND ENFORCEMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT THE GUARANTOR SHALL BE LIABLE FOR ALL SUCH ACCRUED INTEREST, FEES (INCLUDING LEGAL FEES), COSTS, AND EXPENSES OF COLLECTION AND ENFORCEMENT, AND IT IS UNDERSTOOD AND AGREED THAT THE OBLIGATIONS MAY FROM TIME TO TIME EXCEED THE PRINCIPAL SUM OF USD 8,000,000.00 WITHOUT IMPAIRING OR AFFECTING THIS GUARANTY OR THE LENDER’S RIGHTS HEREUNDER.

Guarantor agrees that, In the event of default hereunder, Lender shall have the right to hold any funds of Guarantor up to the total amount of indebtedness, that may be in its possession, custody or control in any of Lender’s Branches, and set off such funds against Guarantor’s indebtedness herein.

LIABILITY UNDER THIS GUARANTY SHALL NOT EXCEED THE PRINCIPAL SUM OF UP TO AND INCLUDING U.S. DOLLARS 8,000,000.00, PLUS INTEREST AT THE RATE SET FORTH IN THE CREDIT AGREEMENT WITH BORROWER, FEES (INCLUDING REASONABLE ATTORNEYS’ FEES), COSTS, AND EXPENSES OF COLLECTION AND ENFORCEMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT THE GUARANTOR SHALL BE LIABLE FOR ALL SUCH ACCRUED INTEREST, FEES (INCLUDING LEGAL FEES), COSTS, AND EXPENSES OF COLLECTION AND ENFORCEMENT, AND IT IS UNDERSTOOD AND AGREED THAT THE OBLIGATIONS MAY FROM TIME TO TIME EXCEED THE PRINCIPAL SUM OF USD 8,000,000.00 WITHOUT IMPAIRING OR AFFECTING THIS GUARANTY OR THE LENDER’S RIGHTS HEREUNDER.

Dated:  This                      day  of                      ,  2006

GUARANTOR:

JUBILANT PHARMA PTE. LIMITED

By:	/s/ R. Sankaraiah
Name:	R. Sankaraiah
Title:	Director

Registered Address:

42 B Horne Road
Singapore 209066

STATE OF	)
REPUBLIC OF INDIA	)

On the 20th day of September, 2006, before me personally came MR R. SANKARAIAH to me known, who being duly sworn by me, did depose and say that he is the DIRECTOR of Jubilant Pharma Pte. Limited, the corporation described in and which executed the foregoing instrument, that he is authorized to execute the foregoing instrument on behalf of said corporation, that he signed his name thereto for and on behalf of said corporation by order of the Board of Directors of said corporation, and that his signature is the act and deed of the corporation.

Notary Public

[SEAL]	ATTESTED /s/ S. K. Sharma S. K. SHARMA NOTARY PUBLIC NOIDA, U.P.	[SEAL]
20 SEP 2006